UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : October 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-06                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  October 26, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 25, 2005



Exhibit 99.1
Statement to Certificateholders October 25, 2005



                      Centex Home Equity Loan Trust 2005-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED      DEFERRED       PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1       102,250,000.00     57,505,901.66   10,914,418.91      177,309.86   11,091,728.77      0.00     0.00       46,591,482.75
AF2        16,390,000.00     16,390,000.00            0.00       53,267.50       53,267.50      0.00     0.00       16,390,000.00
AF3        26,710,000.00     26,710,000.00            0.00       92,149.50       92,149.50      0.00     0.00       26,710,000.00
AF4        32,930,000.00     32,930,000.00            0.00      129,524.67      129,524.67      0.00     0.00       32,930,000.00
AF5        45,320,000.00     45,320,000.00            0.00      199,408.00      199,408.00      0.00     0.00       45,320,000.00
AF6        24,850,000.00     24,850,000.00            0.00       97,122.08       97,122.08      0.00     0.00       24,850,000.00
AV1       334,180,000.00    166,183,107.34   30,299,901.88      528,785.42   30,828,687.30      0.00     0.00      135,883,205.46
AV2       154,520,000.00    154,520,000.00            0.00      501,632.01      501,632.01      0.00     0.00      154,520,000.00
AV3         9,780,000.00      9,780,000.00            0.00       32,852.65       32,852.65      0.00     0.00        9,780,000.00
M1         41,160,000.00     41,160,000.00            0.00      142,905.23      142,905.23      0.00     0.00       41,160,000.00
M2         37,000,000.00     37,000,000.00            0.00      129,058.06      129,058.06      0.00     0.00       37,000,000.00
M3         20,350,000.00     20,350,000.00            0.00       71,801.58       71,801.58      0.00     0.00       20,350,000.00
M4         18,030,000.00     18,030,000.00            0.00       67,246.89       67,246.89      0.00     0.00       18,030,000.00
M5         17,570,000.00     17,570,000.00            0.00       65,955.83       65,955.83      0.00     0.00       17,570,000.00
M6         16,650,000.00     16,650,000.00            0.00       63,843.50       63,843.50      0.00     0.00       16,650,000.00
M7         14,330,000.00     14,330,000.00            0.00       60,950.27       60,950.27      0.00     0.00       14,330,000.00
B          12,970,000.00     12,970,000.00            0.00       56,210.54       56,210.54      0.00     0.00       12,970,000.00
R                   0.00              0.00            0.00            0.00            0.00      0.00     0.00                0.00
TOTALS    924,990,000.00    712,249,009.00   41,214,320.79    2,470,023.59   43,684,344.38      0.00     0.00      671,034,688.21

XIO                 0.00    732,567,617.65            0.00           28.74           28.74      0.00     0.00      693,225,918.85
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                         ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST      TOTAL          PRINCIPAL       CLASS        RATE
----------------------------------------------------------------------------------------------------   ---------------------------
AF1     152314LY4       562.40490621     106.74248323   1.73408176    108.47656499     455.66242298        AF1          3.700000 %
AF2     152314LZ1     1,000.00000000       0.00000000   3.25000000      3.25000000   1,000.00000000        AF2          3.900000 %
AF3     152314MA5     1,000.00000000       0.00000000   3.45000000      3.45000000   1,000.00000000        AF3          4.140000 %
AF4     152314MB3     1,000.00000000       0.00000000   3.93333343      3.93333343   1,000.00000000        AF4          4.720000 %
AF5     152314MC1     1,000.00000000       0.00000000   4.40000000      4.40000000   1,000.00000000        AF5          5.280000 %
AF6     152314MD9     1,000.00000000       0.00000000   3.90833320      3.90833320   1,000.00000000        AF6          4.690000 %
AV1     152314ME7       497.28621503      90.66940535   1.58233712     92.25174247     406.61680968        AV1          3.950000 %
AV2     152314MF4     1,000.00000000       0.00000000   3.24638888      3.24638888   1,000.00000000        AV2          4.030000 %
AV3     152314MG2     1,000.00000000       0.00000000   3.35916667      3.35916667   1,000.00000000        AV3          4.170000 %
M1      152314MH0     1,000.00000000       0.00000000   3.47194436      3.47194436   1,000.00000000        M1           4.310000 %
M2      152314MJ6     1,000.00000000       0.00000000   3.48805568      3.48805568   1,000.00000000        M2           4.330000 %
M3      152314MK3     1,000.00000000       0.00000000   3.52833317      3.52833317   1,000.00000000        M3           4.380000 %
M4      152314ML1     1,000.00000000       0.00000000   3.72972213      3.72972213   1,000.00000000        M4           4.630000 %
M5      152314MM9     1,000.00000000       0.00000000   3.75388902      3.75388902   1,000.00000000        M5           4.660000 %
M6      152314MN7     1,000.00000000       0.00000000   3.83444444      3.83444444   1,000.00000000        M6           4.760000 %
M7      152314MP2     1,000.00000000       0.00000000   4.25333357      4.25333357   1,000.00000000        M7           5.280000 %
B       152314MQ0     1,000.00000000       0.00000000   4.33388897      4.33388897   1,000.00000000        B            5.380000 %
TOTALS                  770.00725305      44.55650417   2.67032464     47.22682881     725.45074888
-----------------------------------------------------------------------------------------------------   --------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)         Distributions Allocable to Principal

                      Group I
                      Scheduled Monthly Payments                                                              234,218.04
                      Curtailments                                                                            102,989.30
                      Prepayments in Full                                                                  10,081,301.88
                      Loans Repurchased by Seller                                                                   0.00
                      Substitution Amounts                                                                          0.00
                      Net Liquidation Proceeds                                                                      0.00

                      Group II
                      Scheduled Monthly Payments                                                              353,225.83
                      Curtailments                                                                            254,651.65
                      Prepayments in Full                                                                  28,280,335.86
                      Loans Repurchased by Seller                                                                   0.00
                      Substitution Amounts                                                                          0.00
                      Net Liquidation Proceeds                                                                 17,669.95

                      Subordination Increase Amount                                                         1,889,928.28
                      Excess Overcollateralization Amount                                                           0.00

Sec. 7.09(iv)         Class Interest Carryover Shortfall
                      Class AF-1                                                                                    0.00
                      Class AF-2                                                                                    0.00
                      Class AF-3                                                                                    0.00
                      Class AF-4                                                                                    0.00
                      Class AF-5                                                                                    0.00
                      Class AF-6                                                                                    0.00
                      Class AV-1                                                                                    0.00
                      Class AV-2                                                                                    0.00
                      Class AV-3                                                                                    0.00
                      Class M-1                                                                                     0.00
                      Class M-2                                                                                     0.00
                      Class M-3                                                                                     0.00
                      Class M-4                                                                                     0.00
                      Class M-5                                                                                     0.00
                      Class M-6                                                                                     0.00
                      Class M-7                                                                                     0.00
                      Class B                                                                                       0.00

Sec. 7.09(v)          Class Principal Carryover Shortfall
                      Subordinate Certificates
                      Class M-1                                                                                     0.00
                      Class M-2                                                                                     0.00
                      Class M-3                                                                                     0.00
                      Class M-4                                                                                     0.00
                      Class M-5                                                                                     0.00
                      Class M-6                                                                                     0.00
                      Class M-7                                                                                     0.00
                      Class B                                                                                       0.00

Sec. 7.09(vi)         Aggregate Loan Balance of Each Group
                      Group I Beginning Aggregate Loan Balance                                            208,123,148.44
                      Group I Ending Aggregate Loan Balance                                               197,704,639.22

                      Group II Beginning Aggregate Loan Balance                                           524,444,469.21
                      Group II Ending Aggregate Loan Balance                                              495,521,279.63

Sec. 7.09(vii)        Overcollateralization
                      Total Overcollateralization Amount                                                   22,191,230.64
                      Total Required Overcollateralization Amount                                          31,912,797.91

Sec. 7.09(viii)       Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)         Substitution Amounts
                      Group I                                                                                       0.00
                      Group II                                                                                      0.00

Sec. 7.09(ix)         Loan Purchase Price Amounts
                      Group I                                                                                       0.00
                      Group II                                                                                      0.00

Sec. 7.09(x)          Weighted Average Net Coupon Rate
                      Group I                                                                                   7.8955 %
                      Group II                                                                                  6.8429 %

Sec. 7.09(xii)        Monthly Remittance Amount
                      Group I                                                                              11,788,372.23
                      Group II                                                                             31,896,972.15

Sec. 7.09(xiii)       Weighted Average Gross Margin
                      Group II Loans                                                                            6.8964 %

Sec. 7.09(xiv)        Largest Loan Balance
                      Group I                                                                                 663,626.19
                      Group II                                                                                825,108.30

Sec. 7.09(xv)         Basic Principal Amount
                      Group I                                                                              10,418,509.22
                      Group II                                                                             28,905,883.29

Sec. 7.09(xvi)        Net Wac Cap Carryover Paid
                      Group I                                                                                       0.00
                      Group II                                                                                      0.00
                      Subordinate                                                                                   0.00

Sec. 7.09(xvi)        Remaining Net Wac Cap Carryover
                      Group I                                                                                       0.00
                      Group II                                                                                      0.00
                      Subordinate                                                                                   0.00

Sec. 7.09(xviii)      Net Wac Cap
                      Group I Net WAC Cap                                                                         7.90 %
                      Group II Net WAC Cap                                                                        7.08 %
                      Subordinate Net WAC Cap                                                                     7.10 %

Sec. 7.09(xix)        Applied Realized Loss Amounts
                      Subordinate Certificates
                      Class M-1                                                                                     0.00
                      Class M-2                                                                                     0.00
                      Class M-3                                                                                     0.00
                      Class M-4                                                                                     0.00
                      Class M-5                                                                                     0.00
                      Class M-4                                                                                     0.00
                      Class M-5                                                                                     0.00
                      Class B                                                                                       0.00

Sec. 7.09(xx)         Stepdown Date Has Not Occurred
Sec. 7.09(b)(i)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                              Group 1
                                                                                       Principal
                                             Category              Number               Balance               Percentage
                                             1 Month                        85            6,314,901.58                  3.19 %
                                             2 Month                        31            2,158,400.90                  1.09 %
                                             3 Month                        11            1,018,593.05                  0.52 %
                                             Total                         127            9,491,895.53                  4.80 %
                                              Group 2
                                                                                       Principal
                                             Category              Number               Balance               Percentage
                                             1 Month                       183           21,385,682.03                  4.32 %
                                             2 Month                        48            5,842,094.21                  1.18 %
                                             3 Month                        19            1,764,462.68                  0.36 %
                                              Total                        250           28,992,238.92                  5.86 %
                                              Group Totals
                                                                                       Principal
                                             Category              Number               Balance               Percentage
                                             1 Month                       268           27,700,583.61                  4.00 %
                                             2 Month                        79            8,000,495.11                  1.15 %
                                             3 Month                        30            2,783,055.73                  0.40 %
                                              Total                        377           38,484,134.45                  5.55 %

Sec. 7.09(b)(ii)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                       22            1,532,309.81                 0.78 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                       58            7,253,035.17                 1.46 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       80            8,785,344.98                 1.27 %

Sec. 7.09(b)(iii)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                       22            1,636,738.19                 0.83 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                       44            4,544,008.57                 0.92 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       66            6,180,746.76                 0.89 %

Sec. 7.09(b)(iii)     Balloon Loans
                      Number of Balloon Loans                                                                                 9.00
                      Balance of Balloon Loans                                                                          508,835.44

Sec. 7.09(b)(iv)      Number and Aggregate Principal Amounts of REO Loans


                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        5              418,648.06                 0.21 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                       12            1,411,738.16                 0.28 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       17            1,830,386.22                 0.26 %

Sec. 7.09(b)(v)       Book Value of REO Loans
                      Group I                                                                                      466,568.57
                      Group II                                                                                   1,538,883.05

Sec. 7.09(b)(vi)      Realized Losses
                      Group I:
                      Monthly Realized Losses                                                                            0.00
                      Cumulative Realized Losses                                                                         0.00
                      Group II:
                      Monthly Realized Losses                                                                       17,306.29
                      Cumulative Realized Losses                                                                    17,327.26

Sec. 7.09(b)(vii)     Net Liquidation Proceeds
                      Group I                                                                                            0.00
                      Group II                                                                                      17,669.95

Sec. 7.09(b)(viii)    60+ Delinquency Percentage (Rolling Three Month)                                               2.5716 %

Sec. 7.09(b)(ix)      Cumulative Loss Percentage                                                                       0.00 %
                      Cumulative Realized Losses Since Cut-Off Date                                                 17,327.26
                      Aggregate Loan Balance as of the Cut-Off Date                                            925,008,634.98

Sec. 7.09(b)(x)       Has a Trigger Event Occurred?                                                                        NO

                      1-Month LIBOR for Current Distribution Date                                                   3.83000 %



Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.